EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-46749.



                                          ARTHUR ANDERSEN LLP
Houston, Texas
March 31, 1998